UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2003

ANNUITY AND LIFE RE (HOLDINGS), LTD.

(Exact Name of Registrant as Specified in Charter)

Bermuda	1-16561	Not Applicable

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cumberland House, 1 Victoria Street, Hamilton, Bermuda	HM 11

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 296-7667

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

99.1	Press Release dated November 13, 2003

Item 12. Results of Operations and Financial Condition.

     The following information, including Exhibit 99.1 attached hereto, is being furnished under “Item 12. Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

     On November 13, 2003, the Company issued a press release, which is attached hereto as Exhibit 99.1. Exhibit 99.1 is incorporated herein by reference. The press release disclosed material non-public information regarding the Company’s results of operations for the three month period ended September 30, 2003.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNUITY AND LIFE RE (HOLDINGS), LTD.

Date:	November 13, 2003	By:	/s/ John F. Burke

John F. Burke Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release dated November 13, 2003